SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2007

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01
Underwriting Agreement, dated February 27, 2007, among the Company, Citigroup Capital XVII and the underwriters named therein, relating to the offer and sale of Citigroup Capital XVII's 6.35% Enhanced Capital Securities due 2067.

4.01	Amended and Restated Declaration of Trust for Enhanced Capital Securities of Citigroup Capital XVII.

4.02	Capital Replacement Covenant by the Company, dated as of March 6, 2007, relating to the Enhanced Capital Securities due 2067.

4.03	Second Supplemental Indenture, dated March 6, 2007, between the Company and The Bank of New York.

99.1	Opinion regarding certain tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2007	CITIGROUP INC.

	By:	/s/ Charles E. Wainhouse
Charles E. Wainhouse
Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.01
Underwriting Agreement, dated February 27, 2007, among the Company, Citigroup Capital XVII and the underwriters named therein, relating to the offer and sale of Citigroup Capital XVII's 6.35% Enhanced Capital Securities due 2067.

4.01	Amended and Restated Declaration of Trust for Enhanced Capital Securities of Citigroup Capital XVII.

4.02	Capital Replacement Covenant by the Company, dated as of March 6, 2007, relating to the Enhanced Capital Securities due 2067.

4.03	Second Supplemental Indenture, dated March 6, 2007, between the Company and The Bank of New York.

99.1	Opinion regarding certain tax matters.